SUPPLEMENT TO THE PROSPECTUS
                                       OF
                 EVERGREEN INTERNATIONAL AND GLOBAL GROWTH FUNDS


I.       Evergreen Precious Metals Fund (the "Fund")

         Effective immediately, the section of the prospectus entitled "FUND FACTS" for the Fund is revised as follows:

     Portfolio Managers:
o        By Team

         The section of the prospectus entitled "THE FUNDS' PORTFOLIO MANAGERS" is revised as follows:

         Evergreen Precious Metals Fund is managed by a team of portfolio management professionals from EIMC's International and Global Growth Group, with team members responsible for various sectors.


June 22, 2001


II. Evergreen Perpetual Global Fund, Evergreen Perpetual International Fund (the "Funds")

         On July 27, 2001, shareholders of each of the Funds ("Acquired Fund") approved the reorganization of their Fund into an existing Evergreen Fund ("Acquiring Fund"), effective at the close of business on August 3, 2001. In the reorganization, all of the assets of an Acquired Fund have been transferred to an Acquiring Fund (as noted below) and shareholders of the Acquired Fund have received shares of the appropriate Acquiring Fund in exchange for their shares.

Acquired Fund                             Acquiring Fund
----------------------------------------- --------------------------------------
----------------------------------------- --------------------------------------
Evergreen Perpetual Global Fund           Evergreen Global Leaders Fund
----------------------------------------- --------------------------------------
----------------------------------------- --------------------------------------
Evergreen Perpetual International Fund    Evergreen International Growth Fund
----------------------------------------- --------------------------------------


August 6, 2001                                                   559295   8/01